25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111

Driehaus Emerging Markets Growth Fund

Investor Shares *DREGX

Institutional Shares *DIEMX

Driehaus Emerging Markets Small Cap Growth Fund *DRESX

Driehaus Emerging Markets Opportunities Fund *DMAGX

Driehaus International Small Cap Growth Fund *DRIOX

Driehaus Micro Cap Growth Fund *DMCRX

Driehaus Small Cap Growth Fund

Investor Shares *DVSMX

Institutional Shares *DNSMX

Driehaus Small/Mid Cap Growth Fund *DSMDX

Driehaus Event Driven Fund *DEVDX

(Each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED JULY 6, 2021

TO THE PROSPECTUS FOR THE FUNDS (“PROSPECTUS”) AND THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE FUNDS, EACH DATED APRIL 30, 2021

On July 1, 2021, each of the Fund’s shareholders approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Driehaus Capital Management LLC (“DCM”). The effective date of the New Advisory Agreement was July 1, 2021.

Previously, DCM had managed the Funds in accordance with the terms of an interim advisory agreement (the “Interim Advisory Agreement”), which had been approved by the Board of Trustees, on behalf of the Funds, on March 11, 2021, following a technical change in control of DCM which occurred on March 9, 2021. The Interim Advisory Agreement automatically terminated upon the approval of the New Advisory Agreement by the shareholders of each Fund.

Accordingly, the Prospectus and SAI are hereby updated to remove reference to the Interim Advisory Agreement and to reflect that the New Advisory Agreement became effective on July 1, 2021. Except for effective dates and the Interim Advisory Agreement’s special termination provisions, the terms and conditions of the New Advisory Agreement are identical in all material respects to those of the Interim Advisory Agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.